Exhibit 10.28

August 25, 2008

Ms. Judy Brown, Contracts Manager

Office of Research

University of Waterloo

200 University Avenue West

Waterloo, Ontario, Canada N2L 3G1

Re:          Amendment to Extension and Amendment to Budget and Research Agreement between Waterloo, Thompson, and Senesco for a One Year Period From September 1, 2008 Through August 31, 2009

Dear Ms. Brown:

Pursuant to the Research Agreement effective September 1, 1998 (the “Agreement”), copy attached, between the University of Waterloo (“Waterloo”), Dr. John E. Thompson (“Thompson”), and Senesco, Inc. (“Senesco”), Waterloo, Thompson and Senesco hereby agree to extend the Agreement for an additional one year term, effective September 1, 2008 through August 31, 2009, under the same terms and conditions provided in the Agreement, except that the parties hereby amend the Budget set forth in the Revised Budget for Year 10, effective September 1, 2007 to the amended Revised Annual Budget for Year 11 , attached hereto, effective September 1, 2008 through August 31, 2009.  The Amended Revised Annual Budget for Year 11 supercedes and replaces the Revised Budget for Year 10 of the Agreement for all work commencing on or after September 1, 2008.

Very truly yours,

/s/ Bruce C. Galton
Bruce C. Galton
President
Senesco, Inc.

Agreed and Accepted:

University of Waterloo

/s/ Dr. John Thompson, Ph.D.
Dr. John Thompson, Ph.D.

REVISED ANNUAL BUDGET

YEAR 11

PERIOD:                                             September 1, 2008 – August 31, 2009

Salaries	Cdn $/Month	Cdn $/12 Months

Senior Research Associate
($84,000/year + 15% benefits)	$8,058.33	$96,700.00

Senior Research Associate
($74,800/year + 15% benefits)	7,166.67	86,000.00

Research Associate
(Partial salary and benefits – no overhead)	4,166.66	50,000.00

Research Associate
($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate
($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate
($42,000/year + 15% benefits)	4,025.00	48,300.00

Research Associate
($27,300/year + 15% benefits)	2,616.67	31,400.00

Supplies
Operating Expenses	14,000.00	168,000.00

Overhead
30% on total direct costs	13,166.67	158,000.00

TOTAL ANNUAL BUDGET	$61,250.00	$735,000.00